                                                                    EXHIBIT 32.6


        Certification Pursuant to Section 1350 of Chapter 63 of Title 18
                            of the United States Code


     I, E. James Ferland, Chief Executive Officer of PSEG Energy Holdings L.L.C., to the best of my knowledge, certify that (i) the Quarterly Report of PSEG Energy Holdings L.L.C. on Form 10-Q for the period ended March 31, 2006 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of PSEG Energy Holdings L.L.C.




                                          /s/ E. James Ferland
                                          --------------------------------------
                                          E. James Ferland
                                          PSEG Energy Holdings L.L.C.
                                          Chief Executive Officer
                                          May 1, 2006